Exhibit 99.1
Pritchard Capital Partners Boston Appalachia Forum November 16, 2009

2 Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Superior expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Superior based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Superior's control, which may cause Superior's actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include, but are not limited to: a sustained or further decrease in domestic spending by the oil and natural gas exploration and production industry; a continued decline in or substantial volatility of crude oil and natural gas commodity prices; current weakness in the credit and capital markets and lack of credit availability; overcapacity and competition in our industry; our inability to comply with the financial and other covenants in our debt agreements as a result of reduced revenues and financial performance; unanticipated costs, delays or other difficulties in executing our growth strategy, including difficulties associated with the integration of the Diamondback asset acquisition; the loss of one or more significant customers; the loss of or interruption in operations of one or more key suppliers; and the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment. These risks and uncertainties are detailed in Superior's Annual Report on Form 10-K for the year ended December 31, 2008, Superior's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

3 Company Overview Company Overview

Leading provider of comprehensive, high- tech Completion services Technical Pumping: stimulation, cementing and nitrogen Down-Hole Surveying: well logging and perforating Rental and Completion: rental tool, completion and production Fluid Logistics services Obtain, transport, store and dispose fluids 4 Company Overview Q3 2009 Revenues Market Data: Market Capitalization $383.4 MM (11/12/09) Exchange/Ticker NASDAQ: SWSI Shares Outstanding 30.7 MM Daily Volume 480,000 Shares (Sept. Avg.) Insider Ownership 32%

5 Investment Highlights Leading U.S. Pressure Pumping Company 430,000 HP of pumping capacity Substantial exposure to Marcellus, Haynesville, Barnett and Bakken shale plays Technical fluids expertise One of the Youngest Fleets in the Industry 98% net capacity added since 2003 Lower operating costs and maintenance associated with newer fleet Higher reliability is a differentiator to customers High-Margin Technical Fluids / Pumping Expertise Basin-specific technical / sales teams enable unique, tailored solutions for customers Operational and Financial Durability Geographic diversification and broad service line Large customer list, including leading E&P companies Experienced and Incentivized Management Team has managed through multiple down cycles in the industry Considerable expertise in technologies, sales, operations and service Management team owns approximately 11% of the shares outstanding

6 Core Competency - Differentiation Technical fluids expertise is our core competency Capable of working in every onshore basin in the U.S. Service quality focus (98%+ success rating from our customers) Pushing technology and technical expertise into resource plays

Located in High-Growth Basins 7 Service centers located in nearly all major U.S. basins Leadership in the Marcellus, with 127,000 HP operating in the region Significant presence in other unconventional plays including Haynesville, Bakken, Woodford and Barnett []

8 Competitive Landscape Source: Spears & Associates. (Thousands of Horsepower) Superior has one of the youngest fleets in North America Following BHI's acquisition of BJS, Superior will have the largest fleet of any "independent" public pressure pumper North American Pressure Pumping Capacity

9 Technology Leadership Technology Leadership Technology Investments Provide Competitive Differentiation Labs to assure cement blend quality Labs in Marcellus, Haynesville, Bossier, Anadarko and Woodford shale plays New cross-linked gel fluids for use in deep, high temperature plays Patents on chemistry relating to fracturing fluids GammaFRacTM Slickwater system re-uses 25 to 50% of flowback water Utilizes Award Winning WFR-3BTM Slickwater System Significant interest in Marcellus and Haynesville Increases reserve potential by strategically targeting discrete pay intervals

Experience Managing the Cyclical Downturn Management team has significant experience managing previous cyclical downturns in the industry and has taken aggressive steps to strengthen Superior in the current environment Headcount and salary reductions Modified employee benefit plans Cost reduction initiatives for material, fuel and repair Focus on working capital management Capital spending discipline These cost saving initiatives have begun to yield favorable results Cost of revenue decreased 7.0% or $7.2 million for the third quarter of 2009 compared to the previous quarter SG&A expenses decreased 18.1% or $2.5 million for the third quarter of 2009 compared to the previous quarter 10

11 U.S. Onshore Rig Count Overview Number of Months from Peak Source: Tudor Pickering Holt. Historical U.S. Rig Cycles - Peak to Trough Analysis

Unconventional resource plays in the U.S. contain vast natural gas reserves and are expected to account for a growing percentage of production Superior benefits greatly from this secular trend due to the high service intensity of wells drilled in these basins 12 Source: Energy Information Association. (TCF) Growing Importance of Unconventional Plays U.S. Lower 48 Natural Gas Production

Superior has developed a significant presence in all of the prolific North American unconventional resource plays 13 North American Unconventional Plays

Established service providers like Superior are well-positioned to continue to distance themselves from commodity players 14 2008 Y/E HP Capacity 6.2 MM Potential Capacity Reductions: Old Equipment Retirement (2003 & Older) 2.0 MM Annual Wear & Tear (10 to 20%) 0.6 to 1.2 MM Big 3 International Relocation (10 to 15%) 0.3 to 0.4 MM Non-core Pressure Pumpers (e.g., CPX, KEG, BAS, PTEN) 0.7 MM (1) Spears & Associates and research analyst estimates. North American Pressure Pumping Capacity The combined effect of these trends is that pressure pumping capacity in North America is in the process of rebalancing Potential North American Pressure Pumping Capacity Reductions(1)

15 Operations Overview

16 Cementing - Technical Pumping Cementing is critical for protecting fresh water zones and isolating productive zones 3 to 6 member crews 314 cement trucks Created cement testing lab 2006 Up to 14,400 feet and 300oF Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Cementing 14% % Revenue (9/30/09 Q) Target Zone Cementing

17 Logging - Down-Hole Surveying Open-hole logging for identifying target zone characteristics 2 to 4 member crews 30 logging trucks Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging % Revenue (9/30/09 Q) Cementing 14%

18 Perforating - Down-Hole Surveying Cased-hole perforating services use explosives to penetrate the producing zones 86 perforating trucks and cranes Up to 17,000 feet and 6,000 psi Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Cementing 14% % Revenue (9/30/09 Q) Logging and Perforating 7%

19 Nitrogen - Technical Pumping Foam-based nitrogen stimulation for CBM, shales, tight gas sands, and low-pressure reservoirs 2 to 8 member crews 53 nitrogen pump trucks 40 nitrogen transport vehicles Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen Cementing 14% Logging and Perforating 7% Nitrogen 7% % Revenue (9/30/09 Q)

20 Stimulation Stimulation & Completion - Technical Pumping Fracturing and acidizing for increasing flow of oil and gas from producing zones Specialized equipment 6 to 30 member crews 1,221 vehicles (high-tech pump trucks, blenders and frac vans) Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen % Revenue (9/30/09 Q) Stimulation 64% Nitrogen 7% Logging and Perforating 7% Cementing 14%

Horizontal Stimulation & Completion Horizontal jobs are bigger and generate more revenue Multi-stage frac jobs use more materials and horsepower Superior provides technical fluids expertise required in more technical plays (i.e., Haynesville, Marcellus, Woodford) 21

Fluid Logistics Added in connection with the Diamondback asset acquisition 4% of Q3 2009 revenue Four service centers (one in Texas, three in Oklahoma) More than 100 fluid hauling transports and trucks Approximately 400 frac tanks (mostly 2004 to 2007 vintage) Six disposal wells (four in Texas, two in Oklahoma) 22

Rental And Completion Added in connection with the Diamondback asset acquisition 4% of Q3 2009 revenue Plugging and abandonment and roustabout services Sale and rental of equipment Memory pressure gauges Memory production logging tools 23

24 Financial Overview

25 Summary Financial Results (1) See Reconciliation of Non-GAAP Financial Measures at the end of this presentation. Historical Financials

26 Revenue & EBITDA Growth Track Record (1) See Reconciliation of Non-GAAP Financial Measures at the end of this presentation. Revenue Adjusted EBITDA(1) (In $US Millions) (In $US Millions)

27 Capitalization $86 million of working capital Recently amended credit facility Established quarterly EBITDA requirements Suspension of leverage ratio and FCC covenants until Q1 2011 $156 million long-term debt, with no significant maturities prior to March 2013 Debt / Book Capitalization of 32% (1) Adjusted to give effect to SWSI's 6.9 mm share offering on October 28, 2009 and the use of the net proceeds. Key Features of As Adjusted Capitalization(1) (dollars in thousands) (dollars in thousands) (dollars in thousands) As of September 30, 2009 As of September 30, 2009 As of September 30, 2009 Actual As Adjusted(1) Cash Cash $23 $23 Debt: Debt: Credit Facility Credit Facility $146,358 $78,281 Second Lien Notes Second Lien Notes 80,000 80,000 Other Debt Other Debt 1,074 1,074 Total Debt Total Debt $227,432 $159,355 Stockholders' Equity Stockholders' Equity Stockholders' Equity 273,217 341,295 Total Capitalization Total Capitalization Total Capitalization $500,649 $500,649 Debt/Capitalization Debt/Capitalization Debt/Capitalization 45% 32%

28 Conclusion

29 Investment Highlights Leading U.S. Pressure Pumping Company 430,000 HP of pumping capacity Substantial exposure to Marcellus, Haynesville, Barnett and Bakken shale plays Technical fluids expertise One of the Youngest Fleets in the Industry 98% net capacity added since 2003 Lower operating costs and maintenance associated with newer fleet Higher reliability is a differentiator to customers High-Margin Technical Fluids / Pumping Expertise Basin-specific technical / sales teams enable unique, tailored solutions for customers Operational Durability Geographic diversification and broad service line Large customer list, including leading E&P companies Experienced and Incentivized Management Team has managed through multiple down cycles in the industry Considerable expertise in technologies, sales, operations and service Management team owns approximately 11% of the shares outstanding

30 Appendix

31 Reported Adjusted EBITDA Reconciliation (Non-GAAP Financial Measure) 2000 2001 2002 2003 2004 2005 2006 2007 2008 Q1 2009 Q2 2009 Q3 2009 Net Income $1,336 $5,775 $5,346 $8,214 $9,797 $9,467 $31,923 $37,755 $38,812 ($14,711) ($37,912) ($11,785) Income Tax Expense / (Benefit) 0 0 0 0 0 13,826 20,791 24,570 27,362 (7,752) (24,376) (7,988) Interest Expense 73 5 35 78 310 566 478 282 2,834 3,176 3,150 3,806 Depreciation, Amortization & Accretion 1,423 1,786 2,467 3,465 5,057 8,698 14,453 25,277 41,806 17,485 17,991 18,080 Stock Compensation Expense 0 0 0 0 0 0 1,740 1,961 2,522 737 734 735 Goodwill and Intangible Impairment -- -- -- -- -- -- -- -- -- -- 33,155 324 Adjusted EBITDA $2,832 $7,566 $7,848 $11,757 $15,164 $32,557 $69,385 $89,845 $113,336 ($1,065) ($7,258) $3,172 (dollars in thousands) Reconciliation of Reported Adjusted EBITDA to Reported Net Income